UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2023

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5582 Broadcast Court

Sarasota, FL 34240

(Address of principal executive offices, including zip code)

(978) 878-9505

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	INVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2023, INVO Bioscience, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and other investors, pursuant to which the Company agreed to issue and sell to such investors in a public offering (the “Offering”), 1,580,000 units (the “Units”) at a price of $2.85 per Unit, with each Unit consisting of (i) one share) of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, and (ii) two common stock purchase warrants (the “Warrants”), each exercisable for one share of Common Stock., The Warrants are exercisable until the fifth anniversary of the closing date of the Offering at an exercise price of $2.85 per share of Common Stock. The securities issued in the Offering were offered pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-273174) (the “Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on July 7, 2023 and declared effective on August 3, 2023.

The Company closed the Offering on August 8, 2023, raising gross proceeds of approximately $4.5 million before deducting placement agent fees and other offering expenses payable by the Company. The Company intends to utilize (i) up to $2,125,000 of the net proceeds to fund the initial installment of the purchase price required to consummate its acquisition of the Wisconsin Fertility Institute (net of a $350,000 holdback); (ii) $1,000,000 of the net proceeds of this offering to pay Armistice the Armistice Amendment Fee for agreeing to remove the Subsequent Equity Financing Provision from the Armistice SPA; (iii) up to $543,750 to repay the Standard Merchant Advance Agreement with Cedar Advance LLC; (iv) $100,000 to repay that certain 8% Debenture with a maturity date of February 3, 2024 issued to Peak One Opportunity Fund LP plus accrued interest and fees of approximately $7,784; and (v) $39,849 to repay that certain 8% Debenture with a maturity date of February 17, 2024 issued to First Fire Global Opportunities Fund, LLC, plus accrued interest and fees of approximately $3,127. The Company intends to use the remaining net proceeds from the Offering for working capital and general corporate purposes.

Also in connection with the Offering, on August 4, 2023, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”), pursuant to which (i) the Placement Agent agreed to act as placement agent on a “best efforts” basis in connection with the Offering and (ii) the Company agreed to pay the Placement Agent an aggregate fee equal to 7.0% of the gross proceeds raised in the offering (or 5.0% in the case of certain investors) and warrants to purchase up to 110,600 shares of Common Stock at an exercise price of $3.14 per share (the “Placement Agent Warrants”). The Placement Agent Warrants (and the shares of Common Stock issuable upon the exercise of the Placement Agent Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

The Placement Agency Agreement and the Purchase Agreement contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Placement Agent, or the investors, as the case may be and other obligations of the parties.

Pursuant to the terms of the Purchase Agreements, the Company has agreed for a period of 90-days from the date of the Offering, subject to certain exceptions, not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement), or file any registration statement; provided, however that (i) the Company shall be permitted to issue up to $1,000,000 of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) commencing forty five (45) days following the closing of the Offering, provided that the per share price is $2.85 or higher, and (ii) the Company shall be permitted to file a post-effective amendment to its registration statement on Form S-1 (File No.333-272282). In addition, from the effective date of the Registration Statement until the one year anniversary of the closing date of the Offering, the Company is prohibited from effecting or entering into an agreement to effect any issuance of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) involving a Variable Rate Transaction (as defined in the Purchase Agreement).

On August 8, 2023, the Company entered into a warrant agency agreement (the “Warrant Agent Agreement”), with Transfer Online, Inc. appointing Transfer Online, Inc. as Warrant Agent for the Warrants.

In addition, pursuant to certain “lock-up” agreements, the Company’s officers, directors and holders of 5% or more of the Company’s outstanding Common Stock have agreed, for a period of six months from the date of the Offering, not to engage in any of the following, whether directly or indirectly, without the consent of the purchaser under the Purchase Agreement: offer to sell, sell, contract to sell pledge, grant, lend, or otherwise transfer or dispose of our common stock or any securities convertible into or exercisable or exchangeable for Common Stock (the “Lock-Up Securities”); enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities; make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lock-Up Securities; enter into any transaction, swap, hedge, or other arrangement relating to any Lock-Up Securities subject to customary exceptions; or publicly disclose the intention to do any of the foregoing.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Warrant Agency Agreement, the Warrants, the Placement Agent Warrants and the Purchase Agreement and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the potential use of proceeds of the Offering is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the issuance of the Placement Agent Warrant is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on the Nasdaq Capital Market, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 7.01.	Regulation FD Disclosure.

The Company issued press releases announcing the pricing of the offering on August 4, 2023 and the closing of the offering on August 8, 2023. Copies of such press releases are furnished herewith as Exhibits 99.1 and 99.2, respectively and incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement by and between the Company and the Placement Agent dated August 4, 2023.
4.1	Warrant Agency Agreement dated August 8, 2023 between the Company and Transfer Online, Inc.
4.2	Form of Warrant.
4.3	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement by and between the Company and certain investors dated August 4, 2023.
99.1	Pricing Press Release dated August 4, 2023.
99.2	Closing Press Release dated August 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2023	INVO BIOSCIENCE, INC.

/s/ Steven Shum
Steven Shum
Chief Executive Officer

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